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                                                                    EXHIBIT 99.1

                            JOINT FILING UNDERTAKING

      The undersigned, being duly authorized thereunto, hereby execute this agreement as an exhibit to this Schedule 13D to evidence the agreement of the below-named parties, in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, to file this Schedule jointly on behalf of each such party.

      The execution and filing of this agreement shall not be construed as an admission that the below-named parties are a group, or have agreed to act as a group.

Dated: March 28, 2003                   BERKSHIRE FUND V, LIMITED PARTNERSHIP

                                        By: Fifth Berkshire Associates LLC, its
                                            General Partner

                                        By: /s/ Robert J. Small
                                            ------------------------------------

                                        Name:  Robert J. Small
                                        Title: Managing Director


                                        BERKSHIRE FUND VI, LIMITED PARTNERSHIP

                                        By: Sixth Berkshire Associates LLC, its
                                            General Partner

                                        By: /s/ Robert J. Small
                                            ------------------------------------

                                        Name:  Robert J. Small
                                        Title: Managing Director


                                        BERKSHIRE INVESTORS LLC

                                        By: /s/ Robert J. Small
                                            ------------------------------------

                                        Name:  Robert J. Small
                                        Title: Managing Director


                                        BERKSHIRE PARTNERS LLC

                                        By: /s/ Robert J. Small
                                            ------------------------------------

                                        Name:  Robert J. Small
                                        Title: Managing Director


                                        GREENBRIAR EQUITY FUND, L.P.

                                        By: Greenbriar Equity Capital, L.P., its
                                            general partner

                                        By: Greenbriar Holdings LLC, its general
                                            partner

                                        By: /s/ Joel S. Beckman
                                            ------------------------------------

                                        Name:  Joel S. Beckman
                                        Title: Managing Member

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                                        GREENBRIAR CO-INVESTMENT PARTNERS, L.P.

                                        By: Greenbriar Holdings LLC its general
                                            partner

                                        By: /s/ Joel S. Beckman
                                            ------------------------------------

                                        Name:  Joel S. Beckman
                                        Title: Managing Member


                                        GREENBRIAR EQUITY GROUP, LLC

                                        By: /s/ Joel S. Beckman
                                            ------------------------------------

                                        Name: Joel S. Beckman
                                        Title: Managing Member